UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 17, 2023

THE REAL GOOD FOOD COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41025	87-1280343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Executive Campus, Suite 155

Cherry Hill, NJ 08002

(Address of Principal Executive Offices; Zip Code)

(856) 644-5624

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Class A common stock $0.0001 par value per share	RGF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01	OTHER EVENTS.

As previously disclosed, on October 11, 2023, the Real Good Food Company, Inc. (the “Company”) entered into an Underwriting Agreement (the “Agreement”) with B. Riley Securities, Inc. (“B. Riley”), as underwriter, in connection with the Company’s offer and sale of 6,785,715 shares of Class A common stock, par value $0.0001 per share (“Common Stock”), of the Company at $2.10 per share (the “Offering”). In connection therewith, the Company also granted the B. Riley a 30-day option to purchase up to an additional 1,017,857 shares of its Common Stock (the “Overallotment Option”).

On October 17, 2023, B. Riley fully exercised its Overallotment Option, electing to purchase an additional 1,017,857 shares of Common Stock. The exercise of the Overallotment Option resulted in net proceeds to the Company of approximately $2.0 million, after deducting estimated underwriting discounts and commissions and before estimated offering expenses. Inclusive of the full exercise of the Overallotment Option, a total of 7,803,572 shares of Common Stock were issued and sold in the Offering. The net proceeds from the Offering, including the full exercise of the Overallotment Option, after deducting underwriting discounts and commissions and before estimated offering expenses, were approximately $15.4 million. The Company intends to use the net proceeds from the Offering for general corporate purposes.

A copy of the press release announcing the exercise of the Overallotment Option is attached hereto as Exhibit 99.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 17, 2023.

104	Cover Page Interactive Data File (embedded within the inline XRBL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REAL GOOD FOOD COMPANY, INC.

Date: October 17, 2023	By:	/s/ Gerard G. Law
Gerard G. Law
Chief Executive Officer